UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2023

Global Gas Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39819	85-1617911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Wall Street, Suite 436
New York, New York	10005
(Address of principal executive offices)	(Zip Code)

(917) 327-0437

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A common stock, par value $0.0001 per share	HGAS	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	HGASW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On December 21, 2023 (the “Closing Date”), Global Gas Corporation, a Delaware corporation (formerly known as Dune Acquisition Corporation) (prior to the Effective Time (as defined below), “Dune” and after the Effective Time, the “Company”), consummated the previously-announced business combination pursuant to that certain Unit Purchase Agreement, dated May 14, 2023 (as amended on August 22, 2023 and as further amended on November 24, 2023, the “Purchase Agreement”), by and among Dune, Global Gas Holdings LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of Dune (“Holdings”), Global Hydrogen Energy LLC, a Delaware limited liability company (“Global Hydrogen”), and William Bennett Nance, Jr., Sergio Martinez and Barbara Guay Martinez (collectively, the “Sellers”), the equity holders of Global Hydrogen. William Bennett Nance, Jr., the Founder and Chief Executive Officer of Global Hydrogen, was also a director of Dune and, as of the Effective Time, is now the Chief Executive Officer and a director of the Company.

In connection with the closing of such business combination, the registrant changed its name from Dune Acquisition Corporation to Global Gas Corporation, and on December 22, 2023, the Company’s Class A Common Stock (as defined below) and warrants began trading on The Nasdaq Capital Market (“Nasdaq”) under the new trading symbols of “HGAS” and “HGASW,” respectively,

In accordance with the terms and subject to the conditions of the Purchase Agreement and the other transactions contemplated thereby (the “Business Combination”), at the closing of the Business Combination (the “Closing”) on December 21, 2023, (a) Dune contributed to Holdings all of its assets (excluding its interests in Holdings and the aggregate amount of cash proceeds required to satisfy redemptions by Dune’s public stockholders (“Stockholder Redemptions”)), and in exchange therefor, Holdings issued to Dune a number of common equity units of Holdings (“Holdings Common Units”) which equal the number of total shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), of Dune issued and outstanding immediately after the Closing (giving effect to all Stockholder Redemptions) (such transactions, the “SPAC Contribution”) and (b) immediately after the SPAC Contribution, the Sellers transferred, conveyed, assigned and delivered all of the limited liability company equity interests of Global Hydrogen (“Global Hydrogen Units”) to Holdings in exchange for shares of Class B voting non-economic common stock, par value $0.0001 per share (“Class B Common Stock”), of Dune and Holdings Common Units (together with the SPAC Contribution, the “Combination Transactions”), as a result of which, (i) each issued and outstanding Global Hydrogen Unit immediately prior to the Combination Transactions is now held by Holdings, (ii) each Seller received an aggregate number of Holdings Common Units and shares of Class B Common Stock, in each case, equal to the number of Global Hydrogen Units held by such Seller, multiplied by the applicable exchange ratio, and (iii) Dune changed its name to Global Gas Corporation and the Company became the publicly traded reporting company. The effective time of the Business Combination on the Closing Date is referred to as the “Effective Time.”

The Business Combination was accomplished through what is commonly referred to as an “Up-C” structure, which is often used by partnerships and limited liability companies undertaking an initial public offering. The “Up-C” structure allowed the Sellers, who became equity holders of Holdings upon the consummation of the Combination Transactions, to retain their equity ownership in Holdings, an entity that is classified as a partnership for United States federal income tax purposes, in the form of Holdings Common Units after the Closing, and provides potential future tax benefits for both the Company and Holdings’ equity holders (other than the Company) after the Closing when they ultimately exchange their Holdings Common Units.

In accordance with the terms and subject to the conditions of the Purchase Agreement, at the Closing, the issued and outstanding Global Hydrogen Units of each Seller were transferred, conveyed, assigned and delivered in exchange for (i) a number of shares of Class B Common Stock equal to the product of (x) the number of Global Hydrogen Units held by such Seller and (y) the exchange ratio determined by dividing (A) the quotient of $43,000,000 divided by the number of Global Hydrogen Units issued and outstanding immediately prior to the Closing by (B) $10.00 per share and (ii) a number of Holdings Common Units equal to the number of shares of Class B Common Stock received by such Seller pursuant to clause (i) hereof.

A description of the Business Combination and the material provisions of the Purchase Agreement is included in Dune’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on November 7, 2023 (as supplemented by the additional definitive proxy soliciting materials filed on November 27, 2023, November 29, 2023, November 30, 2023, December 1, 2023 and December 4, 2023, the “Proxy Statement”) in the section titled “The Business Combination Proposal—The Purchase Agreement” beginning on page 121 of the Proxy Statement, which is incorporated by reference herein.

In connection with the Business Combination, on December 1, 2023, Dune and Global Hydrogen entered into a forward purchase agreement (the “Forward Purchase Agreement”) with each of Meteora Strategic Capital, LLC (“MSC”), Meteora Capital Partners, LP (“MCP”) and Meteora Select Trading Opportunities Master, LP (“MSTO” and, collectively with MSC and MCP, “Meteora”) for an OTC Equity Prepaid Forward Transaction. In connection with the Forward Purchase Agreement, Dune entered into a subscription agreement (the “Subscription Agreement”) with Meteora. Pursuant to the Subscription Agreement, Meteora agreed to subscribe for and purchase, and Dune agreed to issue and sell to Meteora, on the Closing Date, 681,220 shares of Class A Common Stock in the aggregate (the “PIPE Shares”). Pursuant to the Subscription Agreement, the Company gave certain registration rights to Meteora with respect to the PIPE Shares. The sale of the PIPE Shares was consummated concurrently with the Closing.

Descriptions of the Forward Purchase Agreement and the Subscription Agreement are included in Dune’s Current Report on Form 8-K filed on December 4, 2023, which is incorporated herein by reference. The foregoing descriptions of the Forward Purchase Agreement and the Subscription Agreement, including the descriptions in Dune’s Current Report on Form 8-K filed on December 4, 2023, are summaries only and are qualified in their entirety by reference to the Forward Purchase Agreement and the Subscription Agreement, copies of which are attached hereto as Exhibit 10.4 and Exhibit 10.5, respectively, each of which is incorporated herein by reference.

The foregoing description of the Purchase Agreement, including the description of the Purchase Agreement in the Proxy Statement referenced above, is a summary only and is qualified in its entirety by reference to the Purchase Agreement and the two amendments thereto, copies of which are attached hereto as Exhibit 2.1, Exhibit 2.2 and Exhibit 2.3, each of which is incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 1.01 by reference.

Nomination Agreement

On the Closing Date, in connection with the Business Combination, the Company entered into a Nomination Agreement (the “Nomination Agreement”) with each of the Sellers and the Sponsor, pursuant to which each of the Sellers and the Sponsor will have the right to nominate members of the board of directors of the Company in the number and subject to the beneficial ownership thresholds and terms and conditions set forth therein. The Nomination Agreement is described in greater detail in the section of the Proxy Statement titled “The Business Combination Proposal—Ancillary Agreements Related to the Transactions—Nomination Agreement” beginning on page 135 of the Proxy Statement, which is incorporated herein by reference.

The above description of the Nomination Agreement, including the description in the Proxy Statement referenced above, does not purport to be complete and is qualified in its entirety by the full text of the Nomination Agreement, which is included herein as Exhibit 10.6 and is incorporated herein by reference.

Registration Rights Agreement

On the Closing Date, in connection with the Business Combination, the Company, the Sponsor and the Sellers entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Company agreed to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain shares of the Company’s common stock and other equity securities that are held by the parties thereto from time to time. The Registration Rights Agreement is described in greater detail in the section of the Proxy Statement titled “The Business Combination Proposal—Ancillary Agreements Related to the Transactions—Registration Rights Agreement” beginning on page 135 of the Proxy Statement, which is incorporated herein by reference.

The above description of the Registration Rights Agreement, including the description in the Proxy Statement referenced above, does not purport to be complete and is qualified in its entirety by the full text of the Registration Rights Agreement, which is included herein as Exhibit 10.7 and is incorporated herein by reference.

Exchange Agreement

On the Closing Date, in connection with the Business Combination, the Company, Holdings and the Sellers entered into an Exchange Agreement (the “Exchange Agreement”), pursuant to which the Sellers have the right from time to time following the Closing, on the terms and conditions contained in the Exchange Agreement, to exchange their Holdings Common Units together with their shares of Class B Common Stock for, at the option of the Company, shares of Class A Common Stock or cash. The Exchange Agreement is described in greater detail in the section of the Proxy Statement titled “The Business Combination Proposal—Ancillary Agreements Related to the Transactions—Exchange Agreement” beginning on page 136 of the Proxy Statement, which is incorporated herein by reference.

The above description of the Exchange Agreement, including the description in the Proxy Statement referenced above, does not purport to be complete and is qualified in its entirety by the full text of the Exchange Agreement, which is included herein as Exhibit 10.8 and is incorporated herein by reference.

Amended and Restated Limited Liability Company Agreement

On the Closing Date, in connection with the Business Combination, the existing limited liability company agreement of Holdings was amended and restated in the form of an Amended and Restated Limited Liability Company Agreement (the “Holdings LLCA”). Pursuant to the Holdings LLCA, the transfer of Holdings Common Units will be subject to certain transfer restrictions unless exchanged in the manner prescribed therein and on the terms and conditions of the Exchange Agreement. The Holdings LLCA is described in greater detail in the section of the Proxy Statement titled “The Business Combination Proposal—Ancillary Agreements Related to the Transactions—Holdings LLCA” beginning on page 136 of the Proxy Statement, which is incorporated herein by reference.

The above description of the Holdings LLCA, including the description in the Proxy Statement referenced above, does not purport to be complete and is qualified in its entirety by the full text of the Holdings LLCA, which is included herein as Exhibit 10.9 and is incorporated herein by reference.

Indemnification Agreements

On the Closing Date, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements require the Company to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, which is attached hereto as Exhibit 10.14 and incorporated herein by reference.

Related Party Note Amendments

As previously announced on June 23, 2023, Dune issued an unsecured promissory note (the “Sponsor Note”) to the Sponsor on June 21, 2023, and, as of the Closing Date, Dune had borrowed $170,000 thereunder for working capital purposes and to pay expenses related to the Business Combination.

As previously announced on June 23, 2023, Global Hydrogen issued an unsecured promissory note (the “Glatt Note” and, together with the Sponsor Note, the “Related Party Notes”) to Carter Glatt on June 21, 2023, and, as of the Closing Date, Global Hydrogen had borrowed $103,950 thereunder for working capital purposes and to pay expenses related to the Business Combination.

The Related Party Notes do not bear interest and were payable on the earlier of December 31, 2023 and the completion of the Business Combination. The Related Party Notes are each subject to customary events of default, the occurrence of any of which automatically triggers the unpaid principal balance of each Related Party Note and all other sums payable with regard thereunder to become immediately due and payable.

On the Closing Date, the Company, the Sponsor, Global Hydrogen and Mr. Glatt amended the Related Party Notes (the “Related Party Note Amendments”), as applicable, to (i) defer the maturity date of the Related Party Notes to June 30, 2024, (ii) limit the principal amount available under the Sponsor Note to $170,000 and (iii) limit the principal amount available under the Glatt Note to $103,950. All other terms and conditions of the Related Party Notes remain unchanged.

The foregoing description of the Sponsor Note and the applicable Related Party Note Amendment is qualified in its entirety by the full text of the Sponsor Note and the applicable Related Party Note Amendment, which are attached hereto as Exhibit 10.10 and Exhibit 10.11, respectively, and incorporated herein by reference.

The foregoing description of the Glatt Note and the applicable Related Party Note Amendment is qualified in its entirety by the full text of the Glatt Note and the applicable Related Party Note Amendment, which are attached hereto as Exhibit 10.12 and Exhibit 10.13, respectively, and incorporated herein by reference.

Lock-Up Agreement

On May 14, 2023, Dune, the Sponsor and each of the Sellers entered into a lock-up agreement (the “Lock-up Agreement”), which became effective as of the Closing. Under the Lock-up Agreement, the Sponsor and the Sellers agreed to certain restrictions on transfer with respect to the shares of Company common stock and private placement warrants they hold as of the Closing, which restrictions amend and supersede the restrictions on transfer the Sponsor agreed to in that certain letter agreement, dated December 17, 2020, entered into by and among Dune, the Sponsor and Dune’s officers and directors in connection with Dune’s initial public offering. The restrictions on transfer contained in the Lock-up Agreement apply to the Sellers and the existing equity holders of the Sponsor, and end: (i) with respect to shares of Company common stock, on the earlier of twelve (12) months after (and excluding) the Closing Date and the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization, bankruptcy or other similar transaction that results in all of the shares of Company common stock being converted into cash, securities or other property; and (ii) with respect to the Company’s private placement warrants, thirty (30) days after the Closing Date.

The foregoing description of the Lock-up Agreement is qualified in its entirety by the full text of the Lock-up Agreement, which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

The Business Combination was approved by Dune’s stockholders at a special meeting of Dune’s stockholders concluded on December 4, 2023 (the “Special Meeting”). At the Special Meeting, 4,515,329 shares of Dune’s common stock were voted in favor of the proposal to approve the Business Combination, 95,018 shares of Dune’s common stock were voted against the proposal and none of Dune’s stockholders abstained from voting on the proposal. In connection with the Closing, 747,518 shares of Dune’s common stock were redeemed for cash at a redemption price of approximately $10.04 per share, for an aggregate redemption amount of $7,507,824.89. The Business Combination was completed on December 21, 2023.

In connection with the consummation of the Business Combination:

●	all of the existing Global Hydrogen Units held by the Sellers were transferred, conveyed, assigned and delivered in exchange for 4,300,000 Holdings Common Units and 4,300,000 shares of Class B Common Stock of the Company; and

●	4,747,036 outstanding shares of Dune’s Class A Common Stock were converted into shares of Class A Common Stock of the Company on a one-for-one basis.

As of the Closing Date and following the completion of the Business Combination and the sale of the PIPE Shares, the Company had the following outstanding securities:

●	5,428,256 shares of Class A Common Stock;

●	4,300,000 shares of Class B Common Stock;

●	8,624,981 public warrants, each exercisable for one share of Class A Common Stock at a price of $11.50 per share; and

●	4,850,000 private warrants, each exercisable for one share of Class A Common Stock at a price of $11.50 per share.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the registrant was a shell company, which the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires. After the Closing, the Company became a holding company whose only assets consist of equity interests in Global Hydrogen and Holdings.

Cautionary Note Regarding Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” “will,” “shall,” “seek,” “result,” “become,” “target,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties incident to its business, most of which are difficult to predict and many of which are beyond the control of the Company. These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to:

●	the Company’s ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitability following the Closing;

●	the ability of the Company to maintain the listing of its Class A Common Stock and warrants on Nasdaq, and the potential liquidity and trading of such securities;

●	the future financial performance of the Company following the Business Combination;

●	the Company’s ability to sell and expand its product and service offerings, implement its growth strategy and retain its key employees;

●	risks relating to the Company’s operations and business, including the Company’s ability to raise financing, hire employees, secure supplier, customer and other commercial contracts, obtain licenses and information technology and protect itself against cybersecurity risks;

●	intense competition and competitive pressures from other companies worldwide in the industries in which the Company operates;

●	litigation and the ability to adequately protect the Company’s intellectual property rights;

●	costs related to the Business Combination;

●	changes in applicable laws or regulations;

●	the possibility that the Company may be adversely affected by other economic, business and/or competitive factors; and

●	other risks and uncertainties set forth in the Proxy Statement in the section titled “Risk Factors” beginning on page 26 of the Proxy Statement, which is incorporated herein by reference.

Business and Properties

The business and properties of Global Hydrogen and Dune prior to the Business Combination are described in the Proxy Statement in the sections titled “Information Related to Global Hydrogen” beginning on page 169 of the Proxy Statement and “Information Related to Dune” beginning on page 180 of the Proxy Statement, which are incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement in the section titled “Risk Factors” beginning on page 26 of the Proxy Statement, which is incorporated herein by reference.

Financial Information

Selected Historical Financial Information

The selected historical financial information of Global Hydrogen as of and for the period from February 16, 2023 (inception) to March 31, 2023 and for the period from February 16, 2023 (inception) to June 30, 2023 is included in the Proxy Statement in the section titled “Summary Historical Financial Information of Global Hydrogen” beginning on page 19 of the Proxy Statement, which is incorporated herein by reference.

Audited and Unaudited Financial Statements

The unaudited condensed financial statements as of and for the period from February 16, 2023 (inception) to September 30, 2023 of Global Hydrogen have been prepared in accordance with generally accepted accounting principles in the United States and pursuant to the regulations of the SEC, are included as Exhibit 99.1 hereto, and are incorporated herein by reference.

The unaudited condensed financial statements of Global Hydrogen should be read in conjunction with the historical audited financial statements of Global Hydrogen as of March 31, 2023 and for the period from February 16, 2023 (inception) through March 31, 2023 and the related notes included in the Proxy Statement beginning on page F-60 of the Proxy Statement, which are incorporated herein by reference.

The unaudited financial statements of Dune as of and for the three and nine months ended September 30, 2023 and September 30, 2022 are included in Item 1 of Dune’s Quarterly Report on Form 10-Q, filed with the SEC on November 14, 2023, and are incorporated herein by reference.

The unaudited financial statements of Dune should be read in conjunction with the historical audited financial statements of Dune as of and for the years ended December 31, 2022 and 2021 and the related notes included in the Proxy Statement beginning on page F-25 of the Proxy Statement, which are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2023 and for the year ended December 31, 2022 are included as Exhibit 99.2 hereto and are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of financial condition and results of operations prior to the Business Combination is included in the Proxy Statement in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Global Hydrogen” beginning on page 158 of the Proxy Statement and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Dune” beginning on page 162 of the Proxy Statement, which are incorporated herein by reference.

Management’s discussion and analysis of financial condition and results of operations of Global Hydrogen for the period from February 16, 2023 (inception) to September 30, 2023 is included as Exhibit 99.3 hereto and is incorporated herein by reference.

Management’s discussion and analysis of financial condition and results of operations of Dune for the three and nine months ended September 30, 2023 is included in Item 2 of Dune’s Quarterly Report on Form 10-Q, filed with the SEC on November 14, 2023, and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s common stock as of the Closing Date, after giving effect to the Closing, by:

●	each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of any class of the Company’s common stock;

●	each current executive officer and director of the Company; and

●	all current executive officers and directors of the Company, as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.

The beneficial ownership percentages set forth in the table below are based on 9,728,256 shares of the Company’s Class A Common Stock and Class B Common Stock issued and outstanding as of the Closing Date.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock.

Name of Beneficial Owners(1)	Number of Shares of Class A Common Stock Beneficially Owned	Percentage of Outstanding Class A Common Stock	Number of Shares of Class B Common Stock Beneficially Owned	Percentage of Outstanding Class B Common Stock	Percentage of Total Voting Power
5% Stockholders:
Dune Acquisition Holdings LLC(2)	9,162,500	89.1%	—	—%	62.9%
William Bennett Nance, Jr.	—	—%	3,440,000	80.0%	35.4%
Entities affiliated with Meteora Capital, LLC(3)	939,614	17.3%	—	—%	9.7%
Sergio Martinez	—	—%	430,000	10.0%	4.4%
Barbara Guay Martinez	—	—%	430,000	10.0%	4.4%
Executive Officers and Directors:
Carter Glatt(2)	9,162,500	89.1%	—	—%	62.9%
Michael Castaldy	—	—%	—	—%	—%
William Bennett Nance, Jr.	—	—%	3,440,000	80.0%	35.4%
Jeron Smith	—	—%	—	—%	—%
Ben Coates	—	—%	—	—%	—%
Shachi Shah	—	—%	—	—%	—%
All Directors and Executive Officers as a group (6 individuals)	9,162,500	89.1%	3,440,000	80.0%	86.4%

(1)	Unless otherwise noted, the business address of each of these stockholders is c/o Global Gas Corporation, 99 Wall Street, Suite 436, New York, New York 10005.

(2)	Includes 4,850,000 shares of Class A Common Stock which can be acquired by Dune Acquisition Holdings LLC upon the exercise of private warrants. Dune Acquisition Holdings LLC is the record holder of the shares reported herein. Carter Glatt, Michael Castaldy, Jeron Smith, Cecil White III and Shachi Shah are among the members of Dune Acquisition Holdings LLC and Mr. Glatt is the manager of Dune Acquisition Holdings LLC. Mr. Glatt has voting and investment discretion with respect to the common stock held of record by Dune Acquisition Holdings LLC. Each of Michael Castaldy, Jeron Smith, Cecil White III and Shachi Shah disclaims any beneficial ownership of any shares held by Dune Acquisition Holdings LLC.

(3)	Represents (i) 374,604 shares of common stock held directly by MSTO, (ii) 418,397 shares of common stock held directly by MCP and (iii) 146,613 shares of common stock held directly by MSC. Voting and investment power over the securities held by these entities resides with its investment manager, Meteora Capital, LLC. Mr. Vikas Mittal serves as the managing member of Meteora Capital, LLC and may be deemed to be the beneficial owner of the securities held by such entities. Mr. Mittal disclaims any beneficial ownership over such securities except to the extent of his pecuniary interest therein. The business address of Meteora Entities is 1200 N Federal Hwy, Ste 200, Boca Raton, FL 33432.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers immediately following the Closing is set forth in the Proxy Statement in the section titled “New Global Management After the Business Combination” beginning on page 197 of the Proxy Statement, which is incorporated herein by reference.

Executive Compensation

The information related to executive officer compensation of the Company is included in the Proxy Statement in the section titled “Executive Compensation” beginning on page 195, which is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Certain relationships and related party transactions of the Company are described in the Proxy Statement in the section titled “Certain Relationships and Related Party Transactions” beginning on page 213 of the Proxy Statement, which is incorporated herein by reference. The independence of the Company’s directors is described in the Proxy Statement in the section titled “New Global Management After the Business Combination—Director Independence” beginning on page 199 of the Proxy Statement, which is incorporated herein by reference.

Legal Proceedings

Information about legal proceedings is set forth in the Proxy Statement in the section titled “Information Related to Global Hydrogen—Legal Proceedings” on page 179 of the Proxy Statement, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

The Company’s Class A Common Stock and warrants were historically quoted on Nasdaq under the symbols “DUNE” and “DUNEW,” respectively. On December 22, 2023, the Company’s Class A Common Stock and warrants began trading on Nasdaq under the new trading symbols of “HGAS” and “HGASW,” respectively. Dune’s publicly traded units automatically separated into their component securities upon the Closing, and as a result no longer trade as a separate security and were delisted from Nasdaq.

As of the Closing Date and following the completion of the Business Combination and the sale of the PIPE Shares, the Company had 5,428,256 shares of Class A Common Stock issued and outstanding held of record by five holders, 4,300,000 shares of Class B Common Stock issued and outstanding held of record by three holders and 13,474,981 warrants outstanding held of record by two holders.

Dividends

The Company has not paid any cash dividends on the Class A Common Stock to date. The Company may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the Company’s Board of Directors (the “Board”) and will depend on, among other things, the Company’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Board may deem relevant. In addition, the Company’s ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness the Company or its subsidiaries incur. The Company does not anticipate declaring any cash dividends to holders of the Class A Common Stock in the foreseeable future.

Recent Sales of Unregistered Securities

The disclosure set forth in the “Introductory Note” above is incorporated herein by reference.

The disclosure set forth in Items 1.01 and 3.02 of Dune’s Current Report on Form 8-K, filed with the SEC on September 22, 2023, is incorporated herein by reference.

None of the shares of Class B Common Stock issued to the Sellers pursuant to the Purchase Agreement, the shares of Class A Common Stock issuable upon exchange therefor pursuant to the Exchange Agreement, or the PIPE Shares issued in connection with the Subscription Agreement have been registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Description of Registrant’s Securities to be Registered

Common Stock

A description of the Company’s common stock is included in the Proxy Statement in the section titled “Description of New Global Securities—New Global Common Stock” beginning on page 202 of the Proxy Statement, which is incorporated herein by reference.

Warrants

A description of the Company’s warrants is included in the Proxy Statement in the section titled “Description of New Global Securities—Warrants” beginning on page 203 of the Proxy Statement, which is incorporated herein by reference.

Indemnification of Directors and Officers

The information set forth under the heading “Indemnification Agreements” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

A description of the general effect of the General Corporation Law of the State of Delaware, the Certificate of Incorporation (as defined below) and the Bylaws (as defined below) with respect to the indemnification of directors and officers of the Company is included in the Proxy Statement in the section titled “Description of New Global Securities—Limitations on Liability and Indemnification of Officers and Directors” beginning on page 210 of the Proxy Statement, which is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this Current Report on Form 8-K concerning the changes in certifying accountant.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 22, 2023, the Company received a notice (the “Notice”) from the staff of the Listing Qualifications Department of Nasdaq indicating that, unless the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”), the Company’s securities (common stock and warrants) would be subject to suspension and delisting from Nasdaq on January 3, 2024, due to the Company’s failure to satisfy the initial listing standards of The Nasdaq Capital Market upon closing of the Business Combination in accordance with Nasdaq Rule 5101-2. Specifically, the Company has not demonstrated compliance with the Stockholders Equity, Publicly Held Shares, Market Value of Listed Securities and Market Value of Publicly Held Shares requirements set forth in Nasdaq Rule 5505. The Company has timely requested a hearing before the Panel, which will result in a stay of any suspension or delisting action pending the hearing.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth above in the section titled “Recent Sales of Unregistered Securities” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant.

Change of the Company’s Independent Registered Public Accounting Firm

On December 21, 2023, upon the recommendation of the Audit Committee of the Board, the Board approved the engagement of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2023. Marcum served as the independent registered public accounting firm of Global Hydrogen prior to the Business Combination. Accordingly, WithumSmith+Brown, PC (“Withum”), Dune’s independent registered public accounting firm prior to the Business Combination, was informed that it would be replaced by Marcum as the Company’s independent registered public accounting firm.

Withum’s report of independent registered public accounting firm, dated July 14, 2023, on Dune’s balance sheet as of December 31, 2022 and 2021 and the related consolidated statements of operations, changes in stockholders’ deficit, and cash flows for the years then ended did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that such report contained an explanatory paragraph which noted that there was substantial doubt as to Dune’s ability to continue as a going concern because of Dune’s liquidity condition and date for mandatory liquidation.

During Dune’s fiscal years ended December 31, 2022 and December 31, 2021, and the subsequent interim period through the date of Withum’s dismissal, there were no: (i) disagreements with Withum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Withum’s satisfaction would have caused Withum to make reference to the subject matter of the disagreement in connection with its reports on Dune’s consolidated financial statements for such years or any subsequent interim period through the date of dismissal or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

During Dune’s fiscal years ended December 31, 2022 and December 31, 2021, and the subsequent interim period through the date of Withum’s dismissal, Dune did not consult Marcum with respect to either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to Dune by Marcum that Marcum concluded was an important factor considered by Dune in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Withum with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to this Item 4.01 and, if not, stating the respects in which it does not agree. A letter from Withum is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01 Changes in Control of Registrant.

The information set forth above under “Introductory Note” and in the section titled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections titled “Directors and Executive Officers” and “Certain Relationships and Related Transactions, and Director Independence” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Equity Incentive Plan

At the Special Meeting, the Dune stockholders considered and approved the Global Gas Corporation 2023 Equity Incentive Plan (the “Equity Incentive Plan”). The Equity Incentive Plan became effective immediately upon the Closing. The Equity Incentive Plan initially makes available a maximum number of 1,400,000 shares of Class A Common Stock of the Company. The Equity Incentive Plan is described in greater detail in the section of the Proxy Statement titled “The Incentive Plan Proposal” beginning on page 146 of the Proxy Statement, as supplemented by the additional definitive proxy soliciting materials filed on November 27, 2023, which are incorporated herein by reference.

The above description of the Equity Incentive Plan, including the description in the Proxy Statement, as supplemented by the additional definitive proxy soliciting materials filed on November 27, 2023, referenced above, does not purport to be complete and is qualified in its entirety by the full text of the Equity Incentive Plan, which is included herein as Exhibit 10.15 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the Dune stockholders considered and approved, among other things, Proposal No. 3—The Charter Proposal (the “Charter Proposal”), which is described in greater detail in the section of the Proxy Statement titled “The Charter Proposal” beginning on page 139 of the Proxy Statement.

The Second Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on the Closing Date, includes the amendments proposed by the Charter Proposal.

On the Closing Date, the Amended and Restated Bylaws of the Company (the “Bylaws”) became effective as of the Effective Time.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the Bylaws and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement under the section titled “Description of New Global Securities” beginning on page 202 of the Proxy Statement, which is incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on the Closing Date, the Board approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of the Company, including the Company’s principal executive officer, principal financial officer and principal accounting officer or controller (or persons performing similar functions to the aforementioned officers).

The above description of the Code of Business Conduct and Ethics does not purport to be complete and is qualified in its entirety by the full text of the Code of Business Conduct and Ethics, which is included herein as Exhibit 14.1 and is incorporated herein by reference.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of a business combination as required by Dune’s amended and restated certificate of incorporation, as amended, the Company ceased to be a shell company (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) as of the Closing Date. The material terms of the Business Combination are described in the Proxy Statement in the section titled “The Business Combination Proposal” beginning on page 93 of the Proxy Statement, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The unaudited condensed financial statements of Global Hydrogen as of and for the period from February 16, 2023 (inception) to September 30, 2023 are included in Exhibit 99.1 hereto and are incorporated herein by reference.

The historical audited financial statements of Global Hydrogen as of March 31, 2023 and for the period from February 16, 2023 (inception) through March 31, 2023 and the related notes are included in the Proxy Statement beginning on page F-60 of the Proxy Statement, and are incorporated herein by reference.

The unaudited financial statements of Dune as of and for the three and nine months ended September 30, 2023 and September 30, 2022 and the related notes are included in Dune’s Quarterly Report on Form 10-Q filed on November 14, 2023, and are incorporated herein by reference.

The historical audited financial statements of Dune as of and for the years ended December 31, 2022 and 2021 and the related notes are included in the Proxy Statement beginning on page F-25 of the Proxy Statement, and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2023 and for the year ended December 31, 2022 are included in Exhibit 99.2 hereto, and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
2.1*	Unit Purchase Agreement, dated as of May 14, 2023, by and among Dune Acquisition Corporation, Global Gas Holdings LLC, Global Hydrogen Energy LLC and the unitholders of Global Hydrogen Energy LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 15, 2023).
2.2	First Amendment to Unit Purchase Agreement, dated August 22, 2023, by and among Dune Acquisition Corporation, Global Gas Holdings LLC, Global Hydrogen Energy LLC and the unitholders of Global Hydrogen Energy LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 23, 2023).
2.3	Second Amendment to Unit Purchase Agreement, dated November 24, 2023, by and among Dune Acquisition Corporation, Global Gas Holdings LLC, Global Hydrogen Energy LLC and the unitholders of Global Hydrogen Energy LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 27, 2023).
3.1	Second Amended and Restated Certificate of Incorporation of the Company, dated December 21, 2023.
3.2	Amended and Restated Bylaws of the Company, dated December 21, 2023.
4.1	Warrant Agreement, dated as of December 17, 2020, by and between Dune Acquisition Corporation and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on December 22, 2020).
10.1	Support Agreement, dated as of May 14, 2023, by and among Dune Acquisition Corporation, Global Gas Holdings LLC, Global Hydrogen Energy LLC and the unitholders of Global Hydrogen Energy LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 15, 2023).
10.2	Sponsor Agreement, dated as of May 14, 2023, by and among Dune Acquisition Holdings, LLC, Global Gas Holdings LLC, Dune Acquisition Corporation and Global Hydrogen Energy LLC (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on May 15, 2023).
10.3	Lock-up Agreement, dated as of May 14, 2023, by and among Dune Acquisition Corporation, Dune Acquisition Holdings LLC and the unitholders of Global Hydrogen Energy LLC (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 15, 2023).
10.4	Forward Purchase Agreement, dated December 1, 2023, by and among Dune Acquisition Corporation, Global Hydrogen Energy LLC, Meteora Capital Partners, LP, Meteora Select Trading Opportunities Master, LP and Meteora Strategic Capital, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 4, 2023).
10.5	Subscription Agreement, dated December 1, 2023, by and among Dune Acquisition Corporation, Meteora Select Trading Opportunities Master, LP, Meteora Capital Partners, LP and Meteora Strategic Capital, LLC (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on December 4, 2023).
10.6	Nomination Agreement, dated as of December 21, 2023, by and among the Company, Dune Acquisition Holdings LLC and the unitholders of Global Hydrogen Energy LLC.
10.7	Registration Rights Agreement, dated as of December 21, 2023, by and among the Company, Dune Acquisition Holdings LLC and the unitholders of Global Hydrogen Energy LLC.
10.8	Exchange Agreement, dated as of December 21, 2023, by and among the Company, Global Gas Holdings LLC and the unitholders of Global Hydrogen Energy LLC.
10.9	Amended and Restated Limited Liability Company Agreement of Global Gas Holdings LLC, dated as of December 21, 2023.
10.10	Promissory Note, dated June 21, 2023, by and between Dune Acquisition Corporation and Dune Acquisition Holdings LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 23, 2023).
10.11	Amendment No. 1 to Promissory Note, dated December 21, 2023, by and between the Company and Dune Acquisition Holdings LLC.
10.12	Promissory Note, dated June 21, 2023, between Global Hydrogen Energy LLC and Carter Glatt (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on June 23, 2023).
10.13	Amendment No. 1 to Promissory Note, dated December 21, 2023, by and between Global Hydrogen Energy LLC and Carter Glatt.
10.14#	Form of Indemnification Agreement by and between the Company and its directors and officers.
10.15#	Global Gas Corporation 2023 Equity Incentive Plan.
10.16#	Employment Agreement, dated as of May 14, 2023, by and between Global Hydrogen Energy LLC and William Bennett Nance, Jr.
14.1	Code of Business Conduct and Ethics.
16.1	Letter from WithumSmith+Brown, PC, dated December 28, 2023.
21.1	Subsidiaries of the Company.
99.1	Unaudited condensed consolidated financial statements of Global Hydrogen Energy LLC as of and for the period from February 16, 2023 (inception) to September 30, 2023.
99.2	Unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2023 and for the year ended December 31, 2022.
99.3	Management’s discussion and analysis of financial condition and results of operations of Global Hydrogen Energy LLC for the period from February 16, 2023 (inception) to September 30, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules upon request by the SEC.
#	Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL GAS CORPORATION

Date: December 28, 2023	By:	/s/ William Bennett Nance, Jr.
	Name:	William Bennett Nance, Jr.
	Title:	Chief Executive Officer and Secretary